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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported   February 2, 1998
                                                        ------------------

                            COMPRESSENT CORPORATION
             (Exact name of registrant as specified in its charter)

            Florida                   0-21191                    65-0581474
(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation              File No.)               Identification No.)


               2105 Hamilton Avenue Suite 140, San Jose, CA 95125
          -----------------------------------------------------------
          (Address of principal executive offices including zip code)

      Registrant's telephone number, including area code   (408) 879-6600
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ITEM 5. OTHER EVENTS.

     On February 2, 1998 and February 13, 1998, there were the following changes in the management and officers of the Registrant as follows:

     The following officer resigned:

        Kenton Chow -- Vice President of Finance,
                       Chief Financial Officer and Secretary

     The following vice president's employment terminated:

        Rick Lazansky -- Vice President of Engineering



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPRESSENT CORPORATION


                                        By: /s/ WON-GIL CHOE
                                            ----------------------------------
                                            Won-Gil Choe
                                            President, Chief Executive Officer


February 21, 1998